Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Rapid Fire Marketing, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas Allinder, Chief Executive Officer and acting Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2015

/s/ Thomas Allinder
Thomas Allinder
Chief Executive Officer
Principal Financial Officer